Exhibit 4.25
REDACTED COPY
Certain identified confidential information has been redacted from this exhibit because both (i) it is customarily and actually treated as private or confidential and (ii) it is not material.
Confidential portions of this Exhibit are designated by [*****].

FIRST AMENDMENT TO THE AGREEMENT FOR ACCREDITOR’S PARTICIPATION IN ELO PAYMENT ARRANGEMENTS

SUMMARY
The following parties (individually referred to as Party, and jointly as Parties) have decided to execute this Amendment:
I - IDENTIFICATION
On one side:
ELO SERVIÇOS S.A. (“ELO SERVIÇOS”)
Address: Alameda Xingu, 512, 5° andar Alphaville Industrial, Barueri/SP
CNPJ/MF: 09.227.084/0001-75
And, on the other side:
PARTICIPANT: PAGSEGURO INTERNET S.A.
Address: Avenida Brigadeiro Faria Lima, 1.384, 4º andar (Parte A), São Paulo, SP, Postal Code: 01451-001
CNPJ/MF: 08.561.701/0001-01
(i)ELO SERVIÇOS and the PARTICIPANT have executed on 02.13.2019, the AGREEMENT FOR ACCREDITOR’S PARTICIPATION IN ELO PAYMENT ARRANGEMENTS (“Instrument”), setting forth the rights and obligations of each Party, as specified therein;
(ii)Law 13,709/2018, the General Data Protection Law, provides for the handling of personal data, including in electronic means, by individual and private or public legal entities, with the purpose of protecting fundamental freedom and privacy rights and free personal development of the individual; and
(iii)the Parties hereby undertake to the terms and conditions established in this amendment in relation to data protection and privacy, specially concerning the performance of the Instrument.
Thus, the Parties have decided to enter into this Amendment to the Instrument (“Amendment”), subject to the following clauses and conditions:
SECTION ONE - DATA PROTECTION AND PRIVACY
1.1.    The Parties hereby undertake to comply with all applicable laws on data protection and privacy, including (at all times and as applicable) the Brazilian Federal Constitution, the Brazilian Consumer Protection Code, the Brazilian Civil Code, the Brazilian Civil Rights Framework for the Internet (Federal Law No. 12,965/2014), its regulatory decree (Decree No. 8,771/2016), the General Data Protection Law (Federal Law No. 13,709/2018), and other associated or general rules on the subject matter.
SECTION TWO – GENERAL PROVISIONS
2.1.    The Parties represent to have analyzed all terms, clauses and conditions hereof, and acknowledge such terms, clauses and conditions pursuant to the applicable laws, under all aspects.
2.2.    The Parties hereby acknowledge and agree that this Amendment may be electronically signed upon electronic signature submitted through tool and/or system appointed by ELO SERVICES at the time. The Parties’ electronic signatures shall be considered as an original signature for all legal intents and purposes.
2.3.    This Amendment binds the Parties and their successors, at any title, on an irrevocable and irreversible basis for all legal intents and purposes.

2.4.    All other terms and conditions of the Instrument herein amended shall remain the same and are hereby ratified, provided that they have not been expressly changed by this Amendment.
IN WITNESS WHEREOF, the Parties have executed this Amendment in two (2) counterparts, same in form and content, in the presence of two (2) undersigned witnesses.

Barueri, August 24, 2020

Elo Serviços S.A.			PAGSEGURO INTERNET S.A.
DocuSigned by:	/s/Eduardo Goni de Oliveira	/s/Marcelo Marques	DocuSigned by:	/s/Renato Bertozzo Duarte	/s/Wagner Chagas Feder
Name:	Eduardo Goni de Oliveira	Marcelo Marques	Name:	Renato Bertozzo Duarte	Wagner Chagas Feder
Title:	Superintendente de Desenvolvimento	Diretor de Negócios	Title:	Diretor Jurídico	Diretor Financeiro

Witnesses:

1.		2.
DocuSigned by:	/s/Luciana Franco	DocuSigned by:	/s/Renata Maria de Moraes
Name:	Luciana Franco	Name:	Renata Maria de Moraes
CPF/ME:	[*****]	CPF/ME:	[*****]

[*****] Confidential information redacted

Completion Certificate
Envelope ID: E672E18F9D6F4AB587897708A9A893AE Subject:		Status: Completed
LGPD Amendment
Source Envelope:
Document Pages: 2	Assinaturas: 6	Envelope Sent by:
Certificate Pages: 2 AutoNav:	Initials: 1	LUCIANA FRANCO
Enabled		Alameda Xingu, 512 — 5o andar — Edifício
Envelope ID Stamping: Enabled		Evolution Barueri, Barueri 06455-030
Time Zone: (UTC-03:00) Brasília		[*****] IP Address: [*****]

Record Tracking
Status: Original	Holder: LUCIANA FRANCO	Location: DocuSign
08/24/2020	[*****]
20:53:43
Signer Events	Signature	Timestamp
Natani Ventura Azevedo
[*****]Lawyer		Sent: 08/24/2020 21:03:39
UNIVERSO ONLINE S.A.		Viewed: 08/28/2020 09:46:22
Security Level: E-mail, Account Authentication (None)	Signature adoption: Signature image loaded Using IP Address: [*****]	Signed: 08/28/2020 09:54:04

Electronic Record and Signature Disclosure:
Not offered via DocuSign

Renata Maria de Moraes	-DocuSign by:/s/ Renata Maria de Moraes	Sent: 08/28/2020 09:54:06
[*****]		Viewed: 08/28/2020 10:14:37
Security Level: E-mail, Account Authentication (None)	Signature adoption: Pre-selected Style IP Address: [*****]	Signed: 08/28/2020 10:15:59

Electronic Record and Signature Disclosure:
Not offered via DocuSign

RENATO BERTOZZO DUARTE	-DocuSign by:/s/ Renato Bertozzo Duarte	Sent: 08/28/2020 10:16:01
[*****]		Viewed: 08/28/2020 12:55:10
OFFICER UNIVERSO ONLINE LEGAL DEPARTMENT	Signature adoption: Pre-selected Style IP	Signed: 08/28/2020 12:55:22
Security Level: E-mail, Account Authentication (None)	Address: [*****]

Electronic Record and Signature Disclosure:
Not offered via DocuSign

Wagner Chagas Feder	-DocuSign by:/s/ Wagner Chagas Feder	Sent: 08/28/2020 12:55:23
[*****]		Viewed: 08/28/2020 15:47:49
Chief Financial Officer	Signature adoption: Pre-selected Style IP	Signed: 08/28/2020 15:47:57
Security Level: E-mail, Account Authentication (None)	Address: [*****]

Electronic Record and Signature Disclosure:
Not offered via DocuSign

[*****] Confidential information redacted

Signer Events	Signature	Timestamp
LUCIANA FRANCO	-DocuSign by:/s/ Luciana Franco	Sent: 08/28/2020 15:47:58
[*****]		Viewed: 08/31/2020 16:23:40
Business Development Manager Elo Serviços		Signed: 08/31/2020 16:23:58
Security Level: E-mail, Account Authentication (None)	Signature adoption: Pre-selected Style IP Address: [*****]

Electronic Record and Signature Disclosure:
Not offered via DocuSign

EDUARDO GONI DE OLIVEIRA	-DocuSign by:/s/ Eduardo Goni de Oliveira	Sent: 08/28/2020 12:55:23
[*****]		Viewed: 08/28/2020 15:47:49
Business Development Superintendent Elo Serviços S.A.	Signature adoption: Signature image loaded	Signed: 08/28/2020 15:47:57
Security Level: E-mail, Account Authentication (None)	Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Not offered via DocuSign

Marcelo Marques	-DocuSign by:/s/ Marcelo Marques	Sent: 09/04/2020 11:51:27
[*****]		Viewed: 09/04/2020 12:34:38
Business Officer Elo Serviços S.A.	Signature adoption: Pre-selected Style IP	Signed: 09/04/2020 12:34:55
Security Level: E-mail, Account Authentication (None)	Address: [*****]Signed using cellphone

Electronic Record and Signature Disclosure:
Not offered via DocuSign

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamp
Envelope sent	Hashed/Encrypted	09/04/2020 11:51:27
Certified delivery	Security checked	09/04/2020 12:34:38
Signing complete	Security checked	09/04/2020 12:34:55
Completed	Security checked	09/04/2020 12:34:55
Payment Events	Status	Timestamp

[*****] Confidential information redacted